Short-Term Borrowings and Long-Term Debt	12 Months Ended
Aug. 31, 2013
Short-Term Borrowings and Long-Term Debt [Abstract]
Short-Term Borrowings and Long-Term Debt
(9)  Short-Term Borrowings and Long-Term Debt

Short-term borrowings and long-term debt consist of the following at August 31 (in millions):

	2013	2012
Short-Term Borrowings -
Current maturities of loans assumed through the purchase of land and buildings; various interest rates from 5.000% to 8.750%; various maturities from 2015 to 2035	$2	$9
4.875% unsecured notes due 2013, net of unamortized discount and interest rate swap fair market value adjustment (see Note 10)	-	1,305
Unsecured variable rate notes due 2014, net of unamortized discount	550	-
Other	18	5
Total short-term borrowings	$570	$1,319

Long-Term Debt -
1.000% unsecured notes due 2015, net of unamortized discount	$749	$-
1.800% unsecured notes due 2017, net of unamortized discount	998	-
5.250% unsecured notes due 2019 net of unamortized discount and interest rate swap fair market value adjustment (see Note 10)	994	1,030
3.100% unsecured notes due 2022, net of unamortized discount	1,199	-
4.400% unsecured notes due 2042, net of unamortized discount	496	-
Bridge Facility	-	3,000
Loans assumed through the purchase of land and buildings; various interest rates from 5.000% to 8.750%; various maturities from 2015 to 2035	43	52
	4,479	4,082
Less current maturities	(2)	(9)
Total long-term debt	$4,477	$4,073

On July 17, 2008, the Company issued notes totaling $1.3 billion bearing an interest rate of 4.875% paid semiannually in arrears on February 1 and August 1 of each year, beginning on February 1, 2009.  The notes matured and were repaid in full on August 1, 2013.

On August 2, 2012, the Company borrowed $3.0 billion of its available $3.5 billion variable rate 364-day bridge term loan obtained in connection with the investment in Alliance Boots.  Interest was reset monthly based upon the one-month LIBOR plus a fixed margin, paid on a monthly basis.

On September 13, 2012, the Company repaid in full all amounts borrowed under the bridge term loan with a portion of the net proceeds from a public offering of $4.0 billion of notes with varying maturities and interest rates, the majority of which are fixed rate.  The following details each tranche of notes issued on September 13, 2012:

Notes Issued (In millions)	Maturity Date	Interest Rate	Interest Payment Dates
$550	March 13, 2014	Variable; three-month U.S. Dollar LIBOR, reset quarterly, plus 50 basis points	March 13, June 13, September 13 and December 13; commencing on December 13, 2012
750	March 13, 2015	Fixed 1.000%	March 13 and September 13; commencing on March 13, 2013
1,000	September 15, 2017	Fixed 1.800%	March 15 and September 15; commencing on March 15, 2013
1,200	September 15, 2022	Fixed 3.100%	March 15 and September 15; commencing on March 15, 2013
500	September 15, 2042	Fixed 4.400%	March 15 and September 15; commencing on March 15, 2013
$4,000

The Company may redeem the fixed rate notes at its option, at any time in whole, or from time to time in part, at a redemption price equal to the greater of: (1) 100% of the principal amount of the notes being redeemed; and (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined), plus 12 basis points for the notes due 2015, 20 basis points for the notes due 2017, 22 basis points for the notes due 2022 and 25 basis points for the notes due 2042.  If a change of control triggering event occurs, the Company will be required, unless it has exercised its right to redeem the notes, to offer to purchase the notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, on the notes repurchased to the date of repurchase.  The notes are unsecured senior debt obligations and rank equally with all other unsecured and unsubordinated indebtedness of the Company.  Total issuance costs relating to the notes, including underwriting discounts and fees, were $26 million.  The fair value of the notes as of August 31, 2013, was $3.9 billion.  Fair value for these notes was determined based upon quoted market prices.

On January 13, 2009, the Company issued notes totaling $1.0 billion bearing an interest rate of 5.250% paid semiannually in arrears on January 15 and July 15 of each year, beginning on July 15, 2009. The notes will mature on January 15, 2019. The Company may redeem the notes, at any time in whole or from time to time in part, at its option at a redemption price equal to the greater of: (1) 100% of the principal amount of the notes to be redeemed; or (2) the sum of the present values of the remaining scheduled payments of principal and interest, discounted to the date of redemption on a semiannual basis at the Treasury Rate, plus 45 basis points, plus accrued interest on the notes to be redeemed to, but excluding, the date of redemption.  If a change of control triggering event occurs, unless the Company has exercised its option to redeem the notes, it will be required to offer to repurchase the notes at a purchase price equal to 101% of the principal amount of the notes plus accrued and unpaid interest to the date of redemption.  The notes are unsecured senior debt obligations and rank equally with all other unsecured senior indebtedness of the Company. The notes are not convertible or exchangeable.  Total issuance costs relating to this offering were $8 million, primarily underwriting fees.  The fair value of the notes as of August 31, 2013 and 2012, was $1.1 billion and $1.2 billion, respectively.  Fair value for these notes was determined based upon quoted market prices.

The Company has had no activity or outstanding balances in its commercial paper program since fiscal 2009.  In connection with the commercial paper program, the Company maintains two unsecured backup syndicated lines of credit that total $1.35 billion.  The first $500 million facility expires on July 20, 2015, and allows for the issuance of up to $250 million in letters of credit.  The second $850 million facility expires on July 23, 2017, and allows for the issuance of up to $200 million in letters of credit.  The issuance of letters of credit under either of these facilities reduces available borrowings.  The Company's ability to access these facilities is subject to compliance with the terms and conditions of the credit facilities, including financial covenants.  The covenants require the Company to maintain certain financial ratios related to minimum net worth and priority debt, along with limitations on the sale of assets and purchases of investments.  At August 31, 2013, the Company was in compliance with all such covenants.  The Company pays a facility fee to the financing banks to keep these lines of credit active.  At August 31, 2013, there were no letters of credit issued against these credit facilities and the Company does not anticipate any future letters of credit to be issued against these facilities.